E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except per share amounts)	June 30,		June 30,
	2005	2004	2005	2004

Revenues:
Rental and other property	$77,965	$69,616	$154,632	$135,258
Management and other fees from affiliates	931	1,337	7,507	2,617
	78,896	70,953	162,139	137,875

Expenses:
Property operating, excluding real estate taxes	18,988	17,681	37,606	33,821
Real estate taxes	6,610	6,110	13,451	11,568
Depreciation and amortization	20,043	17,526	39,622	35,367
Interest	18,153	15,081	36,300	29,391
Amortization of deferred financing costs	563	457	1,039	730
General and administrative	4,573	3,479	9,014	6,346
Legal settlement	1,500	-	1,500	-
	70,430	60,334	138,532	117,223

Gain on sale of real estate	5,276	-	6,391	-
Interest and other income	2,431	689	2,954	1,259
Equity income in co-investments	2,843	(5)	17,554	1,095
Minority interests	(5,371)	(5,543)	(11,823)	(11,079)
Income from continuing operations	13,645	5,760	38,683	11,927

Income and gain from discontinued operations,
net of minority interests	26,333	(37)	28,274	309
Net income before income tax provision	39,978	5,723	66,957	12,236
Income tax provision	(1,100)	(23)	(1,201)	(86)
Net income	38,878	5,700	65,756	12,150
Dividends to preferred stockholders - Series F	(488)	(488)	(977)	(976)
Net income available to common stockholders	$38,390	$5,212	$64,779	$11,174

Net income per share - basic	$1.66	$0.23	$2.81	$0.49

Net income per share - diluted	$1.64	$0.23	$2.77	$0.48

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2005	2004	2005	2004

Rental and other property
Rental	$75,250	$67,219	$149,143	$130,768
Other property	2,715	2,397	5,489	4,490
Rental and other property	$77,965	$69,616	$154,632	$135,258

Management and other fees from affiliates
Management	$690	$990	$2,250	$1,923
Development and redevelopment	-	322	143	669
Promote distribution from Fund I - non-recurring	241	-	5,114	-
Miscellaneous - non-recurring	-	25	-	25
Management and other fees from affiliates	$931	$1,337	$7,507	$2,617

General and administrative
Total general and administrative	$6,456	$4,802	$12,410	$8,970
Allocated to property operating expenses - administrative	(1,261)	(1,106)	(2,506)	(2,152)
Capitalized and incremental to real estate under development	(622)	(217)	(890)	(472)
Net general and administrative	$4,573	$3,479	$9,014	$6,346

Interest and other income
Interest income	$196	$265	$284	$411
Lease income	416	417	832	832
Participating loan (condo conversion)	1,813	-	1,813	-
Miscellaneous - non-recurring	6	7	25	16
Interest and other income	$2,431	$689	$2,954	$1,259

Equity income in co-investments
Equity income in co-investments	$140	$(5)	$591	$1,095
Gain on sale of co-investment activities, net	2,703	-	17,084	-
Early extinguishment of debt - non-recurring	-	-	(121)	-
Equity income in co-investments	$2,843	$(5)	$17,554	$1,095

Minority interests
Limited partners of Essex Portfolio, L.P.	$1,261	$597	$3,764	$1,186
Perpetual preferred distributions	2,559	4,009	5,118	8,113
Series Z and Z-1 incentive units	100	56	200	131
Third party ownership interests	364	(240)	577	(612)
Down REIT limited partners' distributions	1,087	1,121	2,164	2,261
Minority interests	$5,371	$5,543	$11,823	$11,079
See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended		Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30		June 30
	2005	2004	2005	2004

Funds from operations
Net income	$38,878	$5,700	$65,756	$12,150
Adjustments:
Depreciation and amortization	20,043	17,526	39,622	35,367
Depr. and amort. - unconsolidated co-investments	207	970	356	1,804
Gain on sale of real estate	(3,885)	-	(5,000)	-
Gain on sale of real estate - discontinued operations	(28,484)	-	(29,219)	-
Gain on sale of co-investment activities, net	(2,703)	-	(17,084)	-
Minority interests	3,972	649	6,770	1,346
Depreciation - discontinued operations	-	247	148	838
Dividends to preferred stockholders - Series F	(488)	(488)	(977)	(976)
Funds from operations	$27,540	$24,604	$60,372	$50,529

Components of the change in FFO
Same property NOI	$1,644		$2,673
Non-same property NOI	4,898		11,033
Other - corporate and unconsolidated co-investments	(1,336)		(2,415)
Promote distribution from Fund I - non-recurring	241		5,114
Interest expense and amortization of deferred financing costs	(3,178)		(7,218)
General and administrative	(744)		(2,318)
Legal settlement	(1,500)		(1,500)
Net gain on sale of real estate and participating loan proceeds - TRS	1,861		1,861
Minority interests	880		1,902
Income from discontinued operations	501		1,523
Depreciation - discontinued operations	(247)		(690)
Income tax provision	(84)		(122)
Changes in Funds from operations	$2,936		$9,843

Funds from operations per share - diluted	$1.07	$0.97	$2.35	$1.99

Percentage increase	10.3%		18.1%

Weighted average number of shares outstanding diluted (1)	25,672,234	25,446,752	25,675,972	25,386,273

(1) Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2005	December 31, 2004

Real Estate:
Land and land improvements	$551,155	$536,600
Buildings and improvements	1,914,049	1,834,594
	2,465,204	2,371,194
Less: accumulated depreciation	(361,877)	(329,652)
	2,103,327	2,041,542
Real estate investment held for sale, net of accumulated depreciation of
$496 as of December 31, 2004	-	14,445
Investments	30,756	49,712
Real estate under development	27,311	38,320
	2,161,394	2,144,019
Cash and cash equivalents	46,685	31,899
Other assets	27,684	30,561
Deferred charges, net	10,593	10,738
Total assets	$2,246,356	$2,217,217

Mortgage notes payable	$1,127,659	$1,067,449
Lines of credit	185,535	249,535
Other liabilities	73,172	63,826
Deferred gain	2,193	5,000
Total liabilities	1,388,559	1,385,810

Minority interests	233,083	240,130
Common distributions declared

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	654,370	646,744
Distributions in excess of accumulated earnings	(53,063)	(80,469)
Accumulated other comprehensive income	(1,595)	-
Total liabilities and stockholders' equity	$2,246,356	$2,217,217

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - June 30, 2005
(Dollars in thousands)

				Weighted
	Percentage of Total	Balance	Weighted Average	Average Maturity
	Debt	Outstanding	Interest Rate (1)	In Years
Mortgage notes payable
Fixed rate - secured	71%	$932,760	6.6%	5.5
Tax exempt variable (2)	15%	194,899	3.9%	25.0
Total mortgage notes payable	86%	1,127,659	6.1%	9.0

Line of credit - secured (3)	7%	93,735	3.1%
Line of credit - unsecured (4)	7%	91,800	4.0%
	14%	185,535	3.6%
Total debt	100%	$1,313,194	5.9%

Scheduled principal payments (excludes lines of credit)

	2005	$6,493
	2006	25,616
	2007	125,830
	2008	155,480
	2009	53,248
	Thereafter	760,992
	Total	$1,127,659

Capitalized interest for the quarter ended June 30, 2005 was approximately $454.

(1)	Weighted average interest rate for variable rate debt are stated at approximate current values.
(2)	Subject to interest rate protection agreements.
(3)	Secured line of credit commitment is $100 million and matures in January 2009.
This line is secured by six of Essex's multifamily communities. The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.
(4)	Unsecured line of credit commitment is $185 million and matures in May 2007.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.00%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - June 30, 2005
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,313,194

Common stock and potentially dilutive securities
Common stock outstanding	23,085
Limited partnership units (1)	2,419
Options-treasury method	188
Total common stock and potentially dilutive securities	25,692	shares

Common stock price per share as of June 30, 2005	$83.06

Market value of common stock and potentially dilutive securities	$2,133,978

Perpetual preferred units/stock	$155,000	7.865% weighted average pay rate

Total equity capitalization	$2,288,978

Total market capitalization	$3,602,172

Ratio of debt to total market capitalization	36.5

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
Property Operating Results - Quarter ended June 30, 2005 and 2004
(Dollars in thousands)
	Southern California			Northern California			Pacific Northwest			Other real estate assets(1)			Total
	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change
Revenues:
Same property revenue	$31,834	$30,169	5.5%	$12,597	$12,524	0.6%	$12,058	$11,776	2.4%	$-	$-	n/a	$56,489	$54,469	3.7%
Non same property revenue(2)	14,358	11,133		3,919	2,969		2,172	410		1,027	635		21,476	15,147
Total Revenues	$46,192	$41,302		$16,516	$15,493		$14,230	$12,186		$1,027	$635		$77,965	$69,616

Property operating expenses:
Same property operating expenses	$9,769	$9,177	6.5%	$3,817	$3,851	-0.9%	$4,071	$4,253	-4.3%	$-	$-	n/a	$17,657	$17,281	2.2%
Non same property operating expenses(2)	5,162	4,669		1,312	1,102		842	201		625	538		7,941	6,510
Total property operating expenses	$14,931	$13,846		$5,129	$4,953		$4,913	$4,454		$625	$538		$25,598	$23,791
Common distributions declared

Net operating income:
Same property net operating income	$22,065	$20,992	5.1%	$8,780	$8,673	1.2%	$7,987	$7,523	6.2%	$-	$-	n/a	$38,832	$37,188	4.4%
Non same property operating income(2)	9,196	6,464		2,607	1,867		1,330	209		402	97		13,535	8,637
Total net operating income	$31,261	$27,456		$11,387	$10,540		$9,317	$7,732		$402	$97		$52,367	$45,825

Same property operating margin	69%	70%		70%	69%		66%	64%		n/a	n/a		69%	68%

Same property turnover percentage	58%	58%		56%	58%		65%	68%		n/a	n/a		59%	61%

Same property concessions	$127	$177		$116	$100		$105	$162		$-	$-		$348	$439

Average same property concessions per turn(3)	$97	$135		$223	$186		$128	$190		$-	$-		$132	$163

Net operating income percentage of total	59%	60%		22%	23%		18%	17%		1%	0%		100%	100%

Loss to lease(4)	$7,874			$2,488			$2,532			$ n/a			$12,894
Loss to lease as a percentage
of rental income	4.4%			4.5%			4.6%			n/a			4.4%
Reconciliation of apartment units at end of period
Same property apartment units	9,024	9,024		3,719	3,719		5,020	5,020		-	-		17,763	17,763

Consolidated Apartment Units	12,724	11,669		4,621	4,605		5,831	5,212		302	578		23,478	22,064
Joint Venture	598	4,186		1,549	-		173	741		-	-		2,320	4,927
Under Development	607	686		-	370		-	-		-	-		607	1,056
Total apartment units at end of period	13,929	16,541		6,170	4,975		6,004	5,953		302	578		26,405	28,047

Percentage of total	53%	59%		23%	18%		23%	21%		1%	2%		100%	100%

Average same property financial occupancy	96.5%	95.3%		97.2%	96.9%		96.8%	95.6%		n/a	n/a		96.7%	95.7%
(1)	Includes apartment communities located in other geographic areas, other rental properties and commercial properties.
(2)	Includes properties which subsequent to March 31, 2004 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same property concessions per turn is the dollar amount per unit resulting from the same property concessions divided by the product of the same property turnover percentage times the same property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended June 30, 2005, June 30, 2004 and March 31, 2005
(Dollars in thousands)
	Units	June 30, 2005	June 30, 2004	% Change	March 31 2005	% Change

Southern California
Ventura County	1,229	$4,288	$4,170	2.8%	$4,239	1.2%
Los Angeles County	2,930	11,558	10,852	6.5%	11,387	1.5%
Orange County	2,037	8,157	7,674	6.3%	8,096	0.8%
San Diego County	2,552	7,196	6,855	5.0%	7,103	1.3%
Riverside County	276	635	618	2.8%	632	0.5%
Total Southern California	9,024	$31,834	$30,169	5.5%	$31,457	1.2%

Northern California
San Francisco County	99	$354	$329	7.6%	$353	0.3%
Santa Clara County	1,866	6,430	6,445	-0.2%	6,384	0.7%
Alameda County	1,116	3,428	3,415	0.4%	3,351	2.3%
Contra Costa County	638	2,385	2,335	2.1%	2,308	3.3%
Total Northern California	3,719	$12,597	$12,524	0.6%	$12,396	1.6%

Pacific Northwest
Seattle	4,145	$10,223	$10,001	2.2%	$10,175	0.5%
Portland	875	1,835	1,775	3.4%	1,842	-0.4%
Total Pacific Northwest	5,020	$12,058	$11,776	2.4%	$12,017	0.3%

Total same property revenue	17,763	$56,489	$54,469	3.7%	$55,870	1.1%

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Communities - June 30, 2005
(Dollars in millions)

				Total	Estimated
			Estimated	Incurred	Remaining	Initial	Stabilized	%	%
Project Name	Location	Units	Cost	to Date	Cost	Occupancy	Operations	Leased	Occupied

Development Communities

Direct Development - Consolidated

Northwest Gateway(1)	Los Angeles, CA	275	71.1	15.0	56.1	Jun-07	Mar-08	n/a	n/a

Moorpark	Moorpark, CA	200	43.2	4.3	38.9	Aug-07	Apr-08	n/a	n/a

Pre-development costs			8.0	8.0	-	-	-	n/a	n/a

Subtotal - direct development		475	122.3	27.3	95.0

Joint Venture Transactions - Unconsolidated(2)

Kelvin Avenue	Irvine, CA	132	7.0	7.0	-	-	-	n/a	n/a

Total - development		607	$129.3	$34.3	$95.0

Stabilized Communities - Second Quarter 2005

None

(1)	The Company will receive 75% of the cash flow up to a 22.67% priority return, and 50% of cash flow thereafter.
(2)	The Company has a 21.4% interest in development projects owned by Fund I.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - June 30, 2005
(Dollars in thousands)

			Total	Estimated
		Estimated	Incurred	Remaining	Redevelopment
Project Name	Units	Cost	to date	Cost	Start

Hillcrest Park - Phase II, Newbury Park, CA	608	$3,681	$3,433	$248	Apr-03

Kings Road, Los Angeles, CA	196	6,116	3,098	3,018	Jan-04

Mira Woods, Mira Mesa, CA	355	5,724	1,297	4,427	Sep-04

Palisades, Bellevue, WA	192	2,430	1,008	1,422	Sep-04

Avondale at Warner Center, Woodland Hills, CA	446	11,422	1,710	9,712	Oct-04

Bridle Trails, Kirkland, WA	108	4,547	308	4,239	May-05

Total	1,905	$33,920	$10,854	$23,066

Re-stabilized Communities - Second Quarter 2005

None

Restabilized operations is defined as the month that the property reaches at least 95% occupancy after completion of the redevelopment project.
A component of these redevelopments are upgrades to unit interiors. These will be completed in the normal course of unit turnover.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Investments - June 30, 2005
(Dollars in thousands)				Debt
	Book Value	Estimated Value(1)	Amount	Type	Interest Rate	Maturity Date	Value of Equity	Company Ownership	Essex Equity Value(2)
Joint Ventures
Essex Apartment Value Fund, L.P. (Fund I)
Kelvin Avenue, Irvine, CA (development)			-
Rivermark, Santa Clara, CA			43,044	Var.	LIBOR+ 2%	Jan-07
	$5,785	$74,807	43,044				$31,763	21.4%	$6,797
Capitalized costs	1,352								1,352
	7,137								8,149

Essex Apartment Value Fund II, L.P. (Fund II)
Carlmont Woods, Belmont, CA			13,429	Fixed	4.89%	Dec-13
Harbor Cove, Foster City, CA			36,212	Fixed	4.89%	Dec-13
Parcwood, Corona, CA			26,366	Fixed	4.89%	Dec-13
Regency Towers, Oakland, CA			11,463	Fixed	5.16%	Mar-15
Tower @ 801, Seattle, WA			-
Line of credit			41,400	Var.	LIBOR+0.875%	Jun-07
	16,327	185,635	128,870				56,765	28.2%	16,008
Capitalized costs	486								486
	16,813								16,494

Other	6,806								6,806

	$30,756								$31,449

(1) Estimated value for properties in contract to sell are based on the anticipated sales price less the anticipated cost of sales.
(2) Although the Company generally intends to hold these properties for use, the Company equity value assumes liquidation at December 31, 2005.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
Consolidated Co-Investments - June 30, 2005
(Dollars in thousands)
The Company enters into co-investment transactions with third party developers, owners and investors of apartment properties. In accordance with FIN 46R, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions	Balance as of June 30, 2005				as of June 30, 2005
	Invesment in Real Estate	Related Debt	Minority Interest	Down-REIT Units (1)	Revenue	Operating Expenses	NOI
Down-REITs:
Anchor Village	10,821	10,750	3,028	130,388	1,136	463	673
Barkley Apartments	9,960	5,126	2,347	80,987	1,064	339	725
Brookside Oaks	21,629	14,631	9,330	230,938	1,083	303	780
Capri at Sunny Hills	16,734	11,988	4,901	196,828	1,054	251	803
Hearthstone Apartments	13,730	9,724	3,951	90,591	1,084	266	818
Hidden Valley (Parker Ranch)	47,082	34,070	6,089	62,647	2,506	653	1,853
Highridge Apartments	21,356	19,216	6,579	322,249	2,415	774	1,641
Montejo Apartments	9,250	6,020	1,644	39,118	801	217	584
Treehouse Apartments	12,672	8,104	3,329	76,366	1,047	303	744
Valley Park Apartments	15,991	10,267	2,737	71,236	1,274	267	1,007
Villa Angelina Apartments	21,117	13,884	2,538	73,462	1,631	379	1,252
	200,342	143,780	46,473	1,374,810	15,095	4,215	10,880
Other Co-investments transactions:
Derian Office Building	18,054	-	-	n/a (note 2)	742	222	520
City Heights	32,713	32,850	-	n/a (note 3)	4,158	1,484	2,674
The Bluffs	9,242	12,667	(318)	n/a	1,324	410	914
Northwest Gateway (Development)	14,959	-	1,000	n/a (note 4)	-	-	-
(1) Represents the number of Down-REIT units that are currently outstanding. Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2) Essex has mortgage loans to the owners of this property with an aggregated outstanding balance of $23.7 million as of June 30, 2005. This building was 91% leased and 91% occupied as of June 30, 2005.

(3) The Company owns the land and has leased the improvements to an unrelated third-party investor. The leashold interest entitles the Company to receive a monthly payment during the 34 year term of the lease. The Company may be required to sell its interest in the property anytime after 2009. In connection with a sales transactions, the Company is entitled to receive 20% of the net sales price (without considering related debt), plus an incentive payment equal to $1.47 million per year since the formation of the venture in 2002.

(4) The project is a joint venture between Essex and Meta Housing Corporation, which has obtained $47.0 million of tax-exempt bond financing, which will be drawn to fund future construction costs. The Company originated a $7.4 million mezzanine loan to the joint venture, which bears an interest rate of 14.0% - it is subject to various conditions and matures in December 2009. The Company has also contributed approximately $3.2 million for its limited partnership interest, which entitles the Company to 75% of the cash flow up to a 22.67% priority return, and 50% of the cash flow thereafter.

See Company's 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	REAL ESTATE INFORMATION
	30-Jun-05
						Square		Year	Year
	Property Name	Address	City	State	Units	Footage		Acquired	Built

	MULTIFAMILY COMMUNITIES
	SAN FRANCISCO BAY AREA
	Santa Clara County
1	Pointe at Cupertino, The (Westwood)	19920 Olivewood Street	Cupertino	CA	116	135,200		1998	1963
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200		2000	2000
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000		2004	2002
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600		2000	2000
1	Le Parc (Plumtree)	440 N. Winchester Avenue	Santa Clara	CA	140	113,200		1994	1975
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200		1994	1974
1	River Terrace	730 Agnew Road	Santa Clara	CA	250	223,800		2005	2005
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600		1995	1989
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900		2000	1973
1	Oak Pointe	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100		1988	1973
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500		1988	1988
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800		1989	1989
				10%	2,510	1,923,300
	Alameda County
1	Stevenson Place (The Apple)	4141 Stevenson Blvd.	Fremont	CA	200	146,200		1983	1971
1	Waterstone at Fremont (Mountain Vista )	39600 Fremont Blvd	Fremont	CA	526	433,100		2000	1975
1	Treetops	40001 Fremont Blvd.	Fremont	CA	172	131,200		1996	1978
1	Wimbeldon Woods	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400		1998	1975
1	Regency Towers	1130 Third Ave.	Oakland	CA	178	140,900		2005	1975
1	Summerhill Commons	36826 Cherry Street	Newark	CA	184	139,000		1987	1987
				7%	1,820	1,452,800
	Contra Costa County
1	San Marcos (Vista del Mar)	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600		2003	2003	120 units 2005
1	Bel Air (The Shores)	2000 Shoreline Drive	San Ramon	CA	462	391,000		1995	1988	114 units 2000
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100		1997	1985
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700		1997	1985
				4%	1,070	1,005,400
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200		2004	1971
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600		2004	1971
				2%	595	413,800

	San Francisco and Marin County
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco,CA	CA	99	64,000		1999	1973
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300		2004	1963
				1%	175	142,300

26	Total San Francisco Bay Area			24%	6,170	4,937,600

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court (Columbus)	1136 N. Columbus Avenue	Glendale	CA	83	71,500		1999	1974
1	Hampton Place (Loraine)	245 W. Loraine Street	Glendale	CA	132	141,500		1999	1970
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800		2002	1987
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700		1991	1975
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600		1998	1968
1	City Heights	209 S. Westmoreland	Los Angeles	CA	687	424,100		2000	1968
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400		1998	1989
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100		1997	1979
	Northwest Gateway	1302 West 2nd St.	Los Angeles	CA	275	225,000
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000		1997	1988
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600		1997	1988
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200		2004	1971
1	Mirabella (Marina View)	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800		2000	2000
1	Hillcrest Park (Mirabella)	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900		1998	1973
1	Monterra del Mar (Windsor Terrace)	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400		1997	1972
1	Monterra del Rey (Glenbrook)	350 Madison	Pasadena	CA	84	73,100		1999	1972
1	Monterra del Sol (Euclid)	280 South Euclid	Pasadena	CA	85	69,200		1999	1972
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900		2004	2002
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200		1997	1972
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700		2003	1964
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000		1999	1970
				19%	4,986	4,001,700
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000		1996	1985
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900		2004	1980
	Moorpark development		Moorpark	CA	200	172,230
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200		2000	1987
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100		2001	2001
1	Monterey Villas (Village Apartments)	1040 Kelp Lane	Oxnard	CA	122	122,100		1997	1974
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500		1996	1986
1	Hidden Valley (Parker Ranch)	5065 Hidden Park Court	Simi Valley	CA	324	310,900		2004	2004
1	Lofts at Pinehurst,The (Villa Scandia)	1021 Scandia Avenue	Ventura	CA	118	71,100		1997	1971
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200		2004	1973
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500		2004	1987
				9%	2,236	2,105,730
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984
1	Vista Pointe	175-225 S. Rio Vista	Anahiem	CA	286	242,400		1985	1968
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	(1)	1997	1992
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984
	Irvine development	2552 Kelvin Ave.	Irvine	CA	132	122,400
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970
1	Hearthstone Apartments	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970
				9%	2,323	2,114,600

	SOUTHERN CALIFORNIA (cont'd)
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963
1	Casa Tierra	355 Orlando St.	El Cajon	CA	40	28,700		2002	1972
1	Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000		2002	1976
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969
1	Grand Regacy	2050 E. Grand Ave.	Escondido	CA	60	42,400		2002	1967
1	Mira Woods Villa	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		1984	2005
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974
1	Emerald Palms	2271 Palm Ave.	San Diego	CA	152	133,000		2002	1986
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972
1	Vista Capri - East	4666 63rd St.	San Diego	CA	26	16,800		2002	1967
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975
1	Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400		2002	1979
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983
				12%	3,189	2,421,164
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988
				2%	588	477,200

65	Total Southern California			52%	13,322	11,120,394

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999
1	Peregrine Point	21209 SE 42nd Street	Issaquah	WA	67	85,900		2003	2003
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	92	73,400		1997	1986
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	(2)	1994	1990
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970
27	Total Seattle Metropolitan Area			20%	5,129	4,357,262

	PORTLAND METROPOLITAN AREA
1	Jackson School Village	300 NE Autumn Rose Way	Hillsboro	OR	200	196,800		1996	1996
1	Landmark Apartments	3120 NW John Olsen Ave.	Hillsboro	OR	285	282,900		1996	1990
1	Meadows @ Cascade Park	314 SE 19th Street	Vancouver	WA	198	199,300		1997	1989
1	Village @ Cascade Park	501 SE 123rd Avenue	Vancouver	WA	192	178,100		1997	1989
4	Total Portland Metropolitan Area			3%	875	857,100

	OTHER AREAS
1	St. Cloud Apartments	6525 Hilcroft	Houston	TX	302	306,800		2002	1968
1				1%	302	306,800
	123	Multifamily Properties			25,798	21,579,156		1999	1983
	3	Multifamily Properties Under Construction			604	347,400

	Avg. square footage	836
	Avg. units per property	210
	Avg. age of property	21

	(1) Also has 11,836 square feet of commercial/retail space.
	(2) Also has 9,512 square feet of commercial space.

	OTHER REAL ESTATE ASSETS
	Manufactured Housing Communities
	Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973
	Recreational Vehicle Parks
	Circle RV	1835 E. Main St.	El Cajon	CA	179	spaces		2002	1977
	Vacationer	1581 E. Main St.	El Cajon	CA	159	spaces		2002	1973
	Diamond Valley	344 N. State St.	Hemet	CA	224	spaces		2002	1974
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982
						166,340

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months June 2005
	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2004**)	2004 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$414,800	88%	740,000	3,663	0.5%	240,000	485	0.2%	4,148	0.4%
New York PMSA	$390,400	57%	760,000	2,361	0.3%	2,920,000	19,732	0.7%	22,093	0.6%
Boston	$398,900	72%	1,530,000	7,964	0.5%	670,800	6,740	1.0%	14,704	0.7%
Baltimore	$250,500	109%	797,000	7,746	1.0%	268,000	2,243	0.8%	9,989	0.9%
Philadelphia	$198,100	138%	1,532,000	15,226	1.0%	515,100	5,149	1.0%	20,375	1.0%
Chicago	$270,400	100%	1,700,000	35,840	2.1%	1,404,900	10,327	0.7%	46,167	1.5%
Wash. D.C. PMSA	$362,400	85%	1,299,000	28,012	2.2%	644,300	10,053	1.6%	38,065	2.0%
Minneapolis	$219,800	129%	818,000	18,731	2.3%	351,800	6,207	1.8%	24,938	2.1%
Denver	$241,800	109%	582,000	16,742	2.9%	274,900	3,505	1.3%	20,247	2.4%
Dallas-Ft. Worth	$137,000	179%	1,381,000	45,123	3.3%	650,000	8,807	1.4%	53,930	2.7%
Miami/Ft. Lauderdale	$292,000	73%	717,000	24,157	3.4%	876,000	21,825	2.5%	45,982	2.9%
Houston	$137,500	171%	1,027,000	46,382	4.5%	547,700	10,564	1.9%	56,946	3.6%
Austin	$158,700	157%	326,000	14,937	4.6%	169,900	3,287	1.9%	18,224	3.7%
Atlanta	$159,700	171%	1,122,000	57,785	5.2%	467,800	16,275	3.5%	74,060	4.7%
Phoenix	$172,700	136%	970,000	58,091	6.0%	360,500	6,284	1.7%	64,375	4.8%
Las Vegas	$283,200	78%	440,000	27,969	6.4%	215,700	3,770	1.7%	31,739	4.8%
Orlando	$180,500	121%	482,000	26,393	5.5%	201,500	7,866	3.9%	34,259	5.0%
Totals	$253,831	118%	16,223,000	437,122	2.7%	10,778,900	143,119	1.3%	580,241	2.1%

Seattle	$303,900	93%	656,000	11,371	1.7%	354,487	5,835	1.6%	17,206	1.7%
Portland	$215,100	112%	561,000	11,901	2.1%	225,335	4,208	1.9%	16,109	2.0%

San Francisco	$633,300	53%	368,000	1,243	0.3%	344,000	2,720	0.8%	3,963	0.6%
Oakland	$454,000	79%	625,000	6,936	1.1%	270,000	3,652	1.4%	10,588	1.2%
San Jose	$524,000	63%	388,000	2,751	0.7%	192,000	4,006	2.1%	6,757	1.2%

Los Angeles	$399,000	80%	1,877,000	11,880	0.6%	1,392,963	12,880	0.9%	24,760	0.8%
Ventura	$480,000	54%	199,000	2,768	1.4%	53,295	806	1.5%	3,574	1.4%
Orange	$536,000	62%	628,000	3,764	0.6%	340,800	4,312	1.3%	8,076	0.8%
San Diego	$578,300	49%	664,000	8,489	1.3%	375,664	6,462	1.7%	14,951	1.4%

PNW	$262,966	102%	1,217,000	23,272	1.9%	579,822	10,043	1.7%	33,315	1.9%

No Cal	$521,446	68%	1,381,000	10,930	0.8%	806,000	10,378	1.3%	21,308	1.0%

So Cal	$464,680	69%	3,368,000	26,901	0.8%	2,162,722	24,460	1.1%	51,361	0.9%
ESSEX	$436,672	75%	5,966,000	61,103	1.0%	3,548,543	44,881	1.3%	105,984	1.1%
Permits: Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - National Association of Realtors,Rosen Consulting Group : Permits, Total Residential Stock - U.S. Census, Axiometrics
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (5.75%).
Median Household Income is estimated from US Census 2000 data and Income Growth from BEA and Popultation Growth from the US Census.
**2004 Median Home Prices - Estimates from 3rd Quarter Data

Essex Markets Forecast 2005: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Vacancy

Seattle	1,400	0.4%	10,000	1.5%	27,000	2.0%	2.5% to 3.5%	94.75%
Portland	3,000	1.3%	10,000	1.8%	21,000	2.2%	Flat	94.25%

San Francisco	1,800	0.5%	1,100	0.3%	12,000	1.3%	3.0% to 4.0%	95.00%
Oakland	2,100	0.8%	6,500	1.0%	16,000	1.5%	2.0% to 3.0%	95.00%
San Jose	1,200	0.6%	2,200	0.6%	10,000	1.2%	2.5% to 3.5%	95.00%

Ventura	500	1.0%	2,500	1.3%	5,000	1.7%	2.0%	95.00%
Los Angeles	9,000	0.6%	8,500	0.5%	50,000	1.2%	3.0% to 4.0%	96.00%
Orange	3,000	0.8%	6,000	1.0%	32,000	2.3%	3.5% to 4.5%	96.00%
San Diego	4,300	1.1%	9,300	1.4%	30,000	2.4%	2.5% to 3.5%	95.5%
So. Cal.	16,800	0.8%	26,300	0.8%	117,000	1.7%	2.75% to 3.75%	95.75%

All data is an Essex Forecast

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on Appendix A.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not
Seasonally Adjusted) projected through December 2005 over the comparable actual figures for December 2004. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2004 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Vacancy Rates at the end of 2005. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for
December 2005 vs.December 2004 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).
The estimated Year End Vacancy represents Essex's forecast of Market Vacancy Rates for December 2005.